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                                                                                                     EXHIBIT 99.1




                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                           Jun. 27,
   (dollars in millions)                                                                                      2003
   ------------------------------------------------------------------------------------                   --------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                       $ 14,046
                                                                                                          --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES OR
        DEPOSITED WITH CLEARING ORGANIZATIONS......................................                          7,212
                                                                                                          --------

   SECURITIES FINANCING TRANSACTIONS
     Receivables under resale agreements...........................................                         75,482
     Receivables under securities borrowed transactions............................                         50,917
                                                                                                          --------
                                                                                                           126,399


   TRADING ASSETS, AT FAIR VALUE (includes securities pledged as collateral of $18,050)
     Contractual agreements........................................................                         40,601
     Corporate debt and preferred stock............................................                         23,892
     Mortgages, mortgage-backed, and asset-backed..................................                         20,306
     Equities and convertible debentures...........................................                         14,646
     Non-U.S. governments and agencies.............................................                         13,708
     U.S. Government and agencies..................................................                         10,540
     Municipals and money markets..................................................                          4,936
                                                                                                          --------
                                                                                                           128,629

   INVESTMENT SECURITIES...........................................................                         77,124
                                                                                                          --------

   SECURITIES RECEIVED AS COLLATERAL...............................................                          2,794
                                                                                                          --------

   OTHER RECEIVABLES
     Customers (net of allowance for doubtful accounts of $62).....................                         41,185
     Brokers and dealers...........................................................                          9,126
     Interest and other............................................................                          9,248
                                                                                                          --------
                                                                                                            59,559

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $297)..........                         38,485

   SEPARATE ACCOUNTS ASSETS........................................................                         14,572

   EQUIPMENT AND FACILITIES (net of accumulated depreciation and
       amortization of $4,921).....................................................                          2,650

   GOODWILL (net of accumulated amortization of $1,005)............................                          4,570

   OTHER ASSETS....................................................................                          5,035
                                                                                                          --------

   TOTAL ASSETS....................................................................                       $481,075
                                                                                                          ========
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                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                           Jun. 27,
   (dollars in millions, except per share amount)                                                             2003
   ------------------------------------------------------------------------------                         --------
   LIABILITIES

   SECURITIES FINANCING TRANSACTIONS
     Payables under repurchase agreements........................................                         $ 92,967
     Payables under securities loaned transactions...............................                            9,726
                                                                                                          --------
                                                                                                           102,693
                                                                                                          --------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                            5,517
                                                                                                          --------

   DEPOSITS......................................................................                           80,468
                                                                                                          --------

   TRADING LIABILITIES, AT FAIR VALUE
     Contractual agreements......................................................                           44,593
     U.S. Government and agencies................................................                           18,101
     Non-U.S. governments and agencies ..........................................                           12,099
     Corporate debt, municipals and preferred stock..............................                           10,032
     Equities and convertible debentures.........................................                            8,536
                                                                                                          --------
                                                                                                            93,361
                                                                                                          --------
   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                            2,794
                                                                                                          --------

   OTHER PAYABLES
     Customers...................................................................                           34,519
     Brokers and dealers.........................................................                           17,439
     Interest and other..........................................................                           19,750
                                                                                                          --------
                                                                                                            71,708

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                            3,459
                                                                                                          --------

   SEPARATE ACCOUNTS LIABILITIES.................................................                           14,572
                                                                                                          --------

   LONG-TERM BORROWINGS..........................................................                           79,062
                                                                                                          --------

   TOTAL LIABILITIES.............................................................                          453,634
                                                                                                          --------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                            2,660
                                                                                                          --------

   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued and outstanding,
      liquidation preference $10,000 per share)..................................                              425
                                                                                                          --------

   COMMON STOCKHOLDERS' EQUITY
     Shares exchangeable into common stock.......................................                               46
     Common stock, par value $1.33 1/3 per share;
      authorized: 3,000,000,000 shares;
      issued: 1,047,824,694 shares...............................................                            1,397
     Paid-in capital.............................................................                            6,093
     Accumulated other comprehensive loss (net of tax)...........................                             (505)
     Retained earnings...........................................................                           19,464
                                                                                                          --------
                                                                                                            26,495
   Less: Treasury stock, at cost:  116,923,484 shares............................                            1,191
            Unamortized employee stock grants....................................                              948
                                                                                                          --------

   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                           24,356
                                                                                                          --------

   TOTAL STOCKHOLDERS' EQUITY....................................................                           24,781
                                                                                                          --------

   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY SUBSIDIARIES,
        AND STOCKHOLDERS' EQUITY.................................................                         $481,075
                                                                                                          ========
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